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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported)         March 17, 2006
                                                 -------------------------------

                  Securitisation Advisory Services Pty Limited
                         Medallion Trust Series 2006-1G
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             (Exact Name of Registrant as Specified in its Charter)

                                    Australia
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                 (State or Other Jurisdiction of Incorporation)

       333-127026
      333-127026-01                             Not Applicable
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(Commission File Numbers)     (Registrant's I.R.S. Employer Identification Nos.)

         Level 7, 48 Martin Place
        Sydney, NSW 2000 Australia                    Not Applicable
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 (Address of Principal Executive Offices)               (Zip Code)

                               (011) 612-9378-5293
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEMS 1 THROUGH 8 are not included because they are not applicable.

ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      Listed below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

      (a) Financial Statements of Business Acquired.

               Not applicable.

      (b) Pro Forma Financial Information.

               Not applicable.

      (c) Exhibits.

 EXHIBIT
   NO.      DOCUMENT DESCRIPTION
---------   --------------------
   1.1      Underwriting Agreement, dated as of March 7, 2006, among
            Securitisation Advisory Services Pty Limited, Commonwealth Bank of
            Australia, Perpetual Trustee Company Limited, in its capacity as
            Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth
            Bank of Australia, HSBC Bank plc and Credit Suisse Securities (USA)
            LLC.

   4.2      Series Supplement, dated March 3, 2006, among Commonwealth Bank of
            Australia as Servicer and Seller, Homepath Pty Limited as Seller,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

   4.3      Security Trust Deed, dated March 3, 2006, among P.T. Limited as
            Security Trustee, The Bank of New York, as Offered Note Trustee,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

   4.4      Note Trust Deed, dated March 3, 2006, among The Bank of New York, as
            Offered Note Trustee, Securitisation Advisory Services Pty Limited
            as Manager and Perpetual Trustee Company Limited as Issuer.

   4.5      Agency Agreement, dated March 3, 2006, among Perpetual Trustee
            Company Limited as Issuer, Securitisation Advisory Services Pty
            Limited as Manager, The Bank of New York, as Offered Note Trustee,
            US Dollar Note Registrar, Principal Paying Agent and Agent Bank, The
            Bank of New York, London Branch as Euro Note Registrar and Paying
            Agent and Deutsche International Corporate Services (Ireland)
            Limited as Offered Note Irish Paying Agent.

  10.1      Standby Redraw Facility Agreement, dated March 3, 2006, among
            Commonwealth Bank of Australia as Standby Redraw Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

  10.2      Liquidity Facility Agreement, dated March 3, 2006, among
            Commonwealth Bank of Australia as Liquidity Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

  10.4      Interest Rate Swap, dated March 9, 2006, among Commonwealth
            Bank of Australia as Party A, Perpetual Trustee Company Limited as
            Party B and Securitisation Advisory Services Pty Limited as Manager.

  10.5      CBA Class A-1 Currency Swap, dated March 9, 2006, among
            Securitisation Advisory Services Pty Limited as Manager,
            Commonwealth Bank of Australia as Party A, and Perpetual Trustee
            Company Limited as Party B.

  10.6      PMI Mortgage Insurance Ltd Pool Insurance Policy, dated March 9,
            2006, among Perpetual Trustee Company Limited, PMI Mortgage
            Insurance Ltd, Commonwealth Bank of Australia and Homepath Pty
            Limited.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 10, 2006                      SECURITISATION ADVISORY SERVICES PTY LIMITED

                               By:  /s/ Nigel Shearman Pickford
                                    -----------------------------------------
                                        Name:  Nigel Shearman Pickford
                                        Title: Authorised Officer/Attorney

                                  EXHIBIT INDEX

 EXHIBIT
   NO.      DOCUMENT DESCRIPTION
---------   --------------------
   1.1      Underwriting Agreement, dated as of March 7, 2006, among
            Securitisation Advisory Services Pty Limited, Commonwealth Bank of
            Australia, Perpetual Trustee Company Limited, in its capacity as
            Trustee of the Trust, Deutsche Bank Securities Inc., Commonwealth
            Bank of Australia, HSBC Bank plc and Credit Suisse Securities (USA)
            LLC.

   4.2      Series Supplement, dated March 3, 2006, among Commonwealth Bank of
            Australia as Servicer and Seller, Homepath Pty Limited as Seller,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

   4.3      Security Trust Deed, dated March 3, 2006, among P.T. Limited as
            Security Trustee, The Bank of New York, as Offered Note Trustee,
            Securitisation Advisory Services Pty Limited as Manager and
            Perpetual Trustee Company Limited as Trustee.

   4.4      Note Trust Deed, dated March 3, 2006, among The Bank of New York, as
            Offered Note Trustee, Securitisation Advisory Services Pty Limited
            as Manager and Perpetual Trustee Company Limited as Issuer.

   4.5      Agency Agreement, dated March 3, 2006, among Perpetual Trustee
            Company Limited as Issuer, Securitisation Advisory Services Pty
            Limited as Manager, The Bank of New York, as Offered Note Trustee,
            US Dollar Note Registrar, Principal Paying Agent and Agent Bank, The
            Bank of New York, London Branch as Euro Note Registrar and Paying
            Agent and Deutsche International Corporate Services (Ireland)
            Limited as Offered Note Irish Paying Agent.

  10.1      Standby Redraw Facility Agreement, dated March 3, 2006, among
            Commonwealth Bank of Australia as Standby Redraw Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

  10.2      Liquidity Facility Agreement, dated March 3, 2006, among
            Commonwealth Bank of Australia as Liquidity Facility Provider,
            Perpetual Trustee Company Limited as Trustee and Securitisation
            Advisory Services Pty Limited as Manager.

  10.4      Interest Rate Swap, dated March 9, 2006, among Commonwealth Bank of
            Australia as Party A, Perpetual Trustee Company Limited as Party B
            and Securitisation Advisory Services Pty Limited as Manager.

  10.5      CBA Class A-1 Currency Swap, dated March 9, 2006, among
            Securitisation Advisory Services Pty Limited as Manager,
            Commonwealth Bank of Australia as Party A, and Perpetual Trustee
            Company Limited as Party B.

  10.6      PMI Mortgage Insurance Ltd Pool Insurance Policy, dated March 9,
            2006, among Perpetual Trustee Company Limited, PMI Mortgage
            Insurance Ltd, Commonwealth Bank of Australia and Homepath Pty
            Limited.